UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): March 23, 2010

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2010, Bakers Footwear Group, Inc. (the “Company”) entered into a fourth amendment to its $7.5 million three-year subordinated secured term loan (the “Loan”) with Private Equity Management Group, Inc. (“PEM”), as arranger and administrative agent on behalf of an affiliated lender (the “Lender”) and the Lender in order to maintain compliance with its financial covenants.

Amendment to Subordinated Term Loan.

On March 23, 2010, the Company entered into a fourth amendment to the Loan pursuant to that certain Amendment Number 4 to Loan Documents (the “Term Loan Amendment”) with PEM and the Lender.  The Term Loan Amendment further amends the Second Lien Credit Agreement (“Loan Agreement”) dated February 1, 2008, as amended, among the Company, PEM and the Lender.  The Term Loan Amendment eliminates the Company’s minimum adjusted EBITDA financial covenant for the period of February 1, 2009 to January 30, 2010 in order to maintain compliance with that covenant.  The Term Loan Amendment also eliminates certain other financial covenants relating to the Company’s tangible net worth (as defined in the Loan Agreement) and minimum adjusted EBITDA for the remaining term of the Loan.  The Term Loan Amendment is attached hereto as Exhibit 4.12 and is incorporated herein by reference.

Summary of Subordinated Secured Term Loan, as amended.

As previously described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2008, May 9, 2008 and April 14, 2009 and in the Company’s Quarterly Report on Form 10-Q filed with the SEC on September 10, 2009, the Company consummated the Loan on February 4, 2008.  The Loan matures on February 1, 2011, with interest and principal installments paid monthly at an interest rate of 15% per annum.  As of March 25, 2010, the Company had an outstanding balance of $2.5 million on the Loan.  The Loan is secured by substantially all of the Company’s assets and is subordinate to the Company’s credit facility with Bank of America, N.A. (the “Bank”), the Company’s senior lender, but it is senior to the Company’s $4 million in aggregate principal amount of subordinated convertible debentures due 2012 (the “Debentures”).

The Company has broad obligations to indemnify, and pay the fees and expenses of PEM and the Lender in connection with, among other things, the enforcement, performance and administration of the Loan Agreement and the other loan documents.  The Loan Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Under the Loan Agreement, the Company continues to be permitted to prepay the Loan, subject to a prepayment penalty of 1% of the aggregate principal balance of the Loan.  The Company is also required to make prepayments, subject to the senior subordination agreement between the Company, PEM and the Bank (the “Senior Subordination Agreement”), on the Loan in certain circumstances, including generally if the Company sells property and assets outside the ordinary course of business, and upon receipt of certain extraordinary cash proceeds and upon sales of securities. The Senior Subordination Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

The Loan Agreement contains annual limits on capital expenditures.  The Loan Agreement also contains certain other restrictive covenants, including covenants that restrict the Company’s ability to use the proceeds of the Loan, to incur additional indebtedness, to pre-pay other indebtedness, to dispose of assets, to effect certain corporate transactions, including specified mergers and sales of all or substantially all of the Company’s assets, to change the nature of the Company’s business, to pay dividends (other than in the form of common stock dividends), as well as covenants that limit transactions with affiliates and prohibit a change of control.  For this purpose, a change of control is generally defined as, among other things, a person or entity acquiring beneficial ownership of more than 50% of the Company’s common stock, specified changes to the Company’s Board of Directors, sale of all or substantially all of the Company’s assets or certain Company recapitalizations.  The Loan Agreement also contains customary representations and warranties and affirmative covenants, including provisions relating to providing reports, inspections and appraisal, and maintenance of property and collateral.

Upon the occurrence of an event of default under the Loan Agreement, the Lender will be entitled to acceleration of the debt plus all accrued and unpaid interest, subject to the Senior Subordination Agreement, with the interest rate increasing to 17.5% per annum. The Loan Agreement generally provides for customary events of default, including default in the payment of principal or interest or other required payments, failure to observe or perform covenants or agreements contained in the transaction documents (excluding the registration rights agreement), materially breaching the Company’s credit facility with the Bank or the terms of the Company’s Debentures, generally failure to pay when due debt obligations (broadly defined, subject to certain exceptions) in excess of $1 million, specified events of bankruptcy or specified judgments against the Company.

The Company previously amended the Loan in May 2008, April 2009 and September 2009 to reduce the Company’s financial covenants for prior periods.  The May 2008 amendment also deferred principal payments until September 1, 2008, with the remaining principal payments under the Loan re-amortized over the original term.  The Company has granted certain registration rights to PEM with respect to the initial 400,000 shares which are described in the Company’s Current Reports on Form 8-K filed with the SEC on February 4, 2008 and May 9, 2008.  The first, second and third amendments to the Loan are attached hereto as Exhibits 4.8, 4.10 and 4.11, respectively, and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On March 25, 2010, the Company issued a press release (the “Press Release”) announcing financial results for the fourth quarter and fiscal year ended January 30, 2010.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 1.01 is incorporated herein by reference.

Additional Information on Credit Arrangements, Liquidity and Nasdaq Listing

As discussed above in Item 2.02, on March 25, 2010 the Company issued a press release (the “Press Release”) announcing results for the fourth quarter and the fiscal year ended January 30, 2010.  As described in the Press Release, the Company incurred a net loss of $9.1 million in fiscal year 2009 and a net loss of $15.0 million in fiscal year 2008.  These losses had a significant negative impact on the Company’s financial position and liquidity.  As of January 30, 2010, the Company had negative working capital of $14.3 million, unused borrowing capacity under its revolving credit facility of $1.9 million, and its shareholders’ equity had declined to $2.1 million.  Please see the Press Release for additional information.

The Company’s business plan for fiscal year 2010 is based on mid-single digit increases in comparable store sales, inventory management, timely promotional activity and continued emphasis on controlling selling, general and administrative expenses.  However, the Company can give no assurance that it will meet the sales, margin levels or cash flow goals contemplated in its business plan.

    The Company continues to face considerable liquidity constraints.  Fiscal year 2010 comparable store sales through March 20, 2010 are up 2.3%.  Although the Company believes its business plan is achievable, should the Company fail to achieve the sales or gross margin levels it anticipates, or if the Company were to incur significant unplanned cash outlays, it would become necessary for the Company to obtain additional sources of liquidity or make further cost cuts to fund its operations.  However, there is no assurance that the Company would be able to obtain such financing on favorable terms, if at all, or to successfully further reduce costs in such a way that would continue to allow it to operate its business.  Please see “Item 1. Business — Risk Factors — If our current positive sales trends are not maintained, we could fail to maintain a liquidity position adequate to support our ongoing operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

For additional information on the Company’s loan arrangements, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended May 2, 2009, August 1, 2009 and October 31, 2009 and “Item 1. Business — Risk Factors — Our operations could be constrained by our ability to obtain funds under the terms of our revolving credit facility” and “Item 1. Business — Risk Factors — Our credit facility restricts our activities” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2009, on December 14, 2009 the Company received a staff deficiency letter from The Nasdaq Stock Market (“Nasdaq”) informing the Company that, based on its stockholders’ deficit as reported in the Company’s Quarterly Report on Form 10-Q filed on December 9, 2009, the Company did not meet the $2,500,000 minimum stockholders’ equity required for continued listing on the Capital Market by Marketplace Rule 5550(b)(1).  The Company submitted a plan of compliance to Nasdaq.  On January 21, 2010 Nasdaq granted the Company an extension until March 29, 2010 to demonstrate compliance with this standard.

Bakers shareholders’ equity at the end of fiscal year 2009, as disclosed in the press release issued on March 25, 2010, does not meet the $2.5 million minimum requirement for continued listing on the Nasdaq Capital Market.  As a result, the Company expects to receive a delisting notification letter from Nasdaq.  Upon receipt of such notification, Bakers intends to file an appeal with Nasdaq’s listing qualifications panel.  However, the Company can give no assurance that an appeal will be successful.

For additional information on the Company’s Nasdaq listing, please see “Item 1A. Risk Factors – We received a staff deficiency letter from the Nasdaq Stock Market indicating that we have not met a listing standard for continued listing on the Nasdaq Capital Market. If we are unable to comply with continuing listing requirements we may be subject to delisting, which could cause our stock to be subject to additional volatility and illiquidity” in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 and “Item 1. Business — Risk Factors — There is no assurance that our common stock will continue to be listed on the Nasdaq Stock Market” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

The Press Release and the information set forth above contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934).  The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including the Press Release, due to various factors.

Factors that could cause these statements not to be satisfied include inability to satisfy listing requirements, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  See Exhibit Index.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: March 25, 2010	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III
Executive Vice President,
Chief Financial Officer,
Controller, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1

*Second Lien Credit Agreement dated February 1, 2008 (“Loan Agreement”) by and among the Company, and Private Equity Management Group, Inc. and the Lender named therein (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 14, 2009 (File No. 000-50563)).

4.2

Note evidencing amounts borrowed by the Company under the Loan Agreement (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 4, 2008 (File No. 000-50563)).

4.3

Security Agreement dated February 1, 2008 by the Company and the Private Equity Management Group, Inc., in its capacity as administrative agent for the Lender Group, as defined therein (incorporated by reference to Exhibit 4.3. to the Company’s Quarterly Report on Form 10-Q filed on September 10, 2009 (File No. 000-50563)).

4.4

Subordination Agreement dated February 1, 2008 by and among the Company, Bank of America, N.A. and Private Equity Management Group, Inc., in its capacity as administrative agent for the Lender named therein (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on February 4, 2008 (File No. 000-50563)).

4.5

Subordination Agreement dated February 1, 2008 by and among the Company, Private Equity Management Group, Inc., in its capacity as administrative agent for the Lender named therein, and the subordinated creditors named therein (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on February 4, 2008 (File No. 000-50563)).

4.6

Registration Rights Agreement dated February 1, 2008 by and among the Company and Private Equity Management Group, Inc. (incorporated by reference to Exhibit 4.6. to the Company’s Quarterly Report on Form 10-Q filed on September 10, 2009 (File No. 000-50563)).

4.7

Fee Letter dated February 1, 2008 between Private Equity Management Group, Inc. and the Company (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on February 4, 2008 (File No. 000-50563)).

4.8

*Amendment Number 1 to Loan Documents dated as of May 9, 2008 by and among the Company, Private Equity Management Group, Inc. and the Lender named therein (incorporated by reference to Exhibit 4.8. to the Company’s Quarterly Report on Form 10-Q filed on September 10, 2009 (File No. 000-50563)).

4.9

Letter of Consent delivered to the Company and Private Equity Management Group, Inc. by Bank of America, N.A. (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 9, 2008 (File No. 000-50563)).

4.10

Amendment Number 2 to Loan Documents dated April 9, 2009 by and among the Company, Private Equity Management Group, Inc. and the Lender named therein (incorporated by reference to Exhibit 4.10 to the Company’s Current Report on Form 8-K filed on April 15, 2009 (File No. 000-50563)).

4.11

Amendment Number 3 to Loan Documents dated as of September 3, 2009 by and among the Company, Private Equity Management Group, Inc. and the Lender named therein (incorporated by reference to Exhibit 4.11. to the Company’s Quarterly Report on Form 10-Q filed on September 10, 2009 (File No. 000-50563)).

4.12	Amendment Number 4 to Loan Documents dated as of March 23, 2010 by and among the Company, Private Equity Management Group, Inc. and the Lender named therein.

99.1	Press release dated March 25, 2010 relating to results for the thirteen weeks and fifty-two weeks ended January 30, 2010.

* Portions are omitted pursuant to a confidential treatment request and are filed separately with the SEC.